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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ____________


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 2002


                           MILLION DOLLAR SALOON, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


                0-27006                                 13-3428657
        (Commission File Number)         (I.R.S. Employer Identification Number)

 6848 Greenville Avenue, Dallas, Texas                     75231
(Address of Principal Executive Offices)                 (Zip Code)


                                 (214) 691-6757
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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                   INFORMATION INCLUDED IN REPORT ON FORM 8-K


Item 5.  Other Events.

         At the Annual Meeting of Shareholders held on December 10, 2002, Nick Mehmeti and Duncan Burch were elected as directors of the Company. Additionally, S.W. Hatfield, CPA was approved as the Company's auditor for the fiscal year ended December 31, 2002. At the Annual Meeting of Directors also held on December 10, 2002, the following persons were elected as officers of the
Company:


         Nick Mehmeti               President, Chief Financial Officer and Chief
                                    Executive Officer
         Duncan Burch               Executive Vice President
         Dewanna Ross               Secretary and Treasurer























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MILLION DOLLAR SALOON, INC.


                                            By: /s/ Nick Mehmeti
                                               ---------------------------------
                                               Nick Mehmeti, President and Chief
                                               Executive Officer
Date:  December 12, 2002






















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